UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2020
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TRISTATE CAPITAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
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Commission file number: 001-35913
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Pennsylvania		20-4929029
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification No.)

One Oxford Centre		(412)	304-0304
301 Grant Street, Suite 2700		(Registrant’s telephone number, including area code)
Pittsburgh,	Pennsylvania	15219
(Address of principal executive offices)		(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	TSC	Nasdaq Global Select Market
Depositary Shares, Each Representing a 1/40th Interest in a Share of 6.75% Fixed-to-Floating Rate Series A Non-Cumulative Perpetual Preferred Stock	TSCAP	Nasdaq Global Select Market
Depositary Shares, Each Representing a 1/40th Interest in a Share of 6.375% Fixed-to-Floating Rate Series B Non-Cumulative Perpetual Preferred Stock	TSCBP	Nasdaq Global Select Market

Indicate by check mark whether the registrant is emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Exchange Act of 1934 (§ 240.12b-2 of this chapter).    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 3.02. Unregistered Sales of Equity Securities.

On December 30, 2020, TriState Capital Holdings, Inc., a Pennsylvania corporation (“TriState Capital” or the “Company”), completed the issuance in a private placement (the “Private Placement”) of (i) 2,770,083 shares of the Company’s common stock, no par value (the “Common Stock”), (ii) 650 shares of Series C perpetual non-cumulative convertible non-voting preferred stock, no par value (the “Series C Preferred Stock”), which are convertible, pursuant to the Certificate of Designation for the Series C Preferred Stock (the “Certificate of Designation”), after the second anniversary of the closing of the Private Placement, into shares of a future series of non-voting common stock (the “Non-Voting Common Stock”) or, when transferred under certain limited circumstances to a holder other than an affiliate of Stone Point Capital LLC (“Stone Point”) Common Stock, at the price of $13.75 per share and have a quarterly dividend at an annualized rate of 6.75% and (iii) warrants (the “Warrants”) exercisable for an aggregate of 922,438 shares of Common Stock in the event of certain transfers to third-party holders or a future series of Non-Voting Common Stock by Stone Point or any third party at an exercise price of $17.50 per share, pursuant to the Investment Agreement, dated October 10, 2020, as amended by Amendment No. 1, dated December 9, 2020, between the Company and T-VIII PubOpps LP, a Delaware limited partnership and an affiliate of investment funds managed by Stone Point. The Company received net proceeds of approximately $100 million in the Private Placement after payment of fees and expenses.

The Company’s offering and sale of shares of Common Stock, the Series C Preferred Stock and Warrants in the Private Placement were made in reliance on an exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

The foregoing description of the Investment Agreement and the transactions contemplated therein are not complete and are qualified in their entirety by reference to the full text of the Investment Agreement and Amendment No. 1 thereto, which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 28, 2020, the Company filed the Certificate of Designation with the Pennsylvania Department of State to establish the preferences, limitations and relative rights of the Series C Preferred Stock, which became effective on December 29, 2020. The Certificate of Designation created the Series C Preferred Stock out of the authorized and unissued shares of preferred stock of the Company, fixed the initial number of authorized shares of Series C Preferred Stock at 788, established the terms of the Series C Preferred Stock and provides for certain other rights, preferences, privileges, qualifications, restrictions and limitations of the Series C Preferred Stock. A copy of the Certificate of Designation is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On December 30, 2020, the Company held a special meeting of shareholders (the “Special Meeting”) for the purposes described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on November 30, 2020. At the close of business on November 23, 2020 (the record date for the Special Meeting), there were 29,829,801 shares of Common Stock outstanding and entitled to vote. At the Special Meeting, 24,516,672, or 82.2%, of the outstanding shares of Common Stock entitled to vote were represented in person or by proxy.

1.The Company’s shareholders approved, for purposes of Nasdaq Rule 5635(d), the potential issuance of greater than 19.99% of the Company’s outstanding Common Stock (or, if created, Non-Voting Common Stock) upon conversion of Series C Preferred Stock by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
23,442,136	1,072,836	1,700	—*
*Since none of the proposals at the Special Meeting were routine matters for which brokers may have discretionary authority to vote, broker non-votes were not considered as represented at the Special Meeting for purposes of establishing a quorum and accordingly were not counted in the vote for this proposal.

2.The proposal to approve the adjournment of the Special Meeting, if necessary or appropriate, including to solicit additional proxies to approve Proposal 1 or in the absence of a quorum, was not voted upon at the Special Meeting because sufficient votes were received to approve Proposal 1.

Item 7.01 Regulation FD Disclosure.

On December 30, 2020, the Company issued a press release announcing the closing of the Private Placement and the results of the Special Meeting. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished pursuant to this Item 7.01. This information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference into any filing under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description of Exhibit

3.1	Certificate of Designation of Series C Perpetual Non-Cumulative Convertible Non-Voting Preferred Stock, dated as of December 29, 2020.

10.1*
Investment Agreement, dated as of October 10, 2020, by and between TriState Capital Holdings, Inc. and T-VIII PubOpps LP (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K of TriState Capital Holdings, Inc. filed on October 13, 2020).

10.2	Amendment No. 1 to Investment Agreement, dated as of December 9, 2020, by and between TriState Capital Holdings, Inc. and T-VIII PubOpps LP.

99.1	Press Release, dated December 30, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Pursuant to Item 601(a)(5) of Regulation S-K, exhibits have been omitted and will be furnished on a supplemental basis to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRISTATE CAPITAL HOLDINGS, INC.

By	/s/ James F. Getz
James F. Getz
Chairman, President and Chief Executive Officer

Date: December 30, 2020

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